Amana Developing World Fund

Ticker Symbol: AMDWX

September 28, 2009

SUMMARY PROSPECTUS

Before you invest, you may want to review Amana Developing World Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.amanafunds.com. You can also get this information at no cost by calling 1-888/73-AMANA or by sending an e-mail request to info@amanafunds.com. The Fund’s prospectus and statement of additional information, both dated September 28, 2009, and most recent report to shareowners, dated May 31, 2009, are incorporated by reference into this Summary Prospectus.

Amana Developing World Fund	AMDWX

Investment Objective

Long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may expect to pay if you buy and hold shares of the Developing World Fund.

Shareowner Fees (fees paid directly from your investment)

Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load) on redemptions	None
Maximum sales charge (load) on reinvested dividends	None
Redemption fee (as a percentage of shares held less than 90 calendar days)	2%
Exchange fee	None
Maximum account fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	1.34%

Expenses Example

The example below is intended to help investors compare the cost of investing in the Developing World Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in the Developing World Fund for the time periods indicated and then redeems at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor’s cumulative expenses would be:

1 year	3 years
$144	$447

Portfolio Turnover Rate

The Developing World Fund began operations on September 28, 2009 (the date of this Prospectus) and consequently has not yet made any purchases or sold any securities, and therefore does not have a portfolio turnover rate to report.The Fund buys and sells securities through Saturna Brokerage Services, Inc. (SBS), a wholly-owned subsidiary of Saturna Capital, which charges no commissions on portfolio trades.

Principal Investment Strategies

The Developing World Fund only buys stocks of companies with significant exposure (50% or more of assets or revenues) to countries with developing economies and/or markets. Investment decisions are made in accordance with Islamic principles. The Fund diversifies its investments across the countries of the developing world, industries, and companies, and generally follows a value investment style.

In determining whether a country is part of the developing world, the adviser will consider such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capitalization as a percentage of gross domestic product, the overall regulatory environment, and limits on foreign ownership and restrictions on repatriation of initial capital or income.

By allowing investments in companies headquartered in more advanced economies yet having the majority of assets or revenues in the developing world, the Developing World Fund seeks to reduce its foreign investing risk.

Principal Risks of Investing

The value of Developing World Fund shares rises and falls as the value of the stocks in which the Fund invests goes up and down. Only consider investing in the Fund if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities and currency markets as well as the fortunes of the industries and companies in which the Fund invests.

The Developing World Fund involves risks not typically associated with investing in U.S. securities. These include fluctuations in currency exchange rates, currency devaluation, less public information about securities, less governmental market supervision, and lack of uniform financial, accounting, social and political standards.

Foreign countries have risk of confiscatory taxation, seizure or nationalization of assets, establishment of exchange controls, adoption of government restrictions, or adverse political or social developments that affect investments. The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the developing world. The Developing World Fund’s restricted ability to invest in certain market sectors, such as financial companies and fixed-income securities, limits opportunities and may increase the risk of loss during economic downturns. Because Islamic principles

Amana Developing World Fund	AMDWX

preclude the use of interest-paying instruments, the Developing World Fund does not maximize current income because reserves remain in cash.

Performance

The Developing World Fund began operations on September 28, 2009 and consequently has no historical returns to report. Future reports will show how the Fund’s average annual total returns for the required time periods compare with the Morgan Stanley Capital International (MSCI) Emerging Markets index.

A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

Investment Adviser

Saturna Capital Corporation is the Developing World Fund’s investment adviser.

Portfolio Managers

Mr. Nicholas Kaiser, chairman of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Developing World Fund. Mr. Monem Salam, vice president and director of Islamic investing at Saturna Capital Corporation, is the deputy portfolio manager for the Fund.

Purchase and Sale of Shares

You may open an account and purchase shares by sending a completed application and a photocopy of a government issued identity document and a check for $250 or more ($100 under a group or retirement plan) payable to the Developing World Fund. Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem all or part of their investment on any business day by several methods:

Written request

Write: Amana Mutual Funds
Box N
Bellingham, WA 98227-0596

Or Fax: 360/734-0755

Telephone request

Call: 888/732-6262 or 360/734-9900

Check writing

Shareowners may redeem by writing checks for amounts of $500 or more.

Tax Information

Dividends and capital gain distributions you receive from the Developing World Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Finanical Intermediaries

If you purchase the Developing World Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary’s website for more information.

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